Exhibit 23.2




                           CONSENT OF PATTON BOGGS LLP

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     We consent to the reference to our firm under the caption "Legal Matters"
in the Registration Statement on Form S-8 pertaining to the 1996 Stock Option Plan and the 1994 Stock Option Plan of Metallica Resources Inc.


Denver, Colorado
May 2, 2000


                                                /s/ Patton Boggs LLP
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                                                Patton Boggs LLP